UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 27, 2014
RAYONIER INC.
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

ITEM 1.01	Entry into a Material Definitive Agreement

On May 28, 2014, Rayonier Inc. (“Rayonier”) entered into a Separation and Distribution Agreement with Rayonier Advanced Materials Inc., a wholly owned subsidiary of Rayonier (“Rayonier Advanced Materials”), that sets forth, among other things, the agreements between Rayonier and Rayonier Advanced Materials regarding the principal transactions necessary to effect the planned separation of Rayonier’s performance fibers business and the distribution of 100% of Rayonier Advanced Materials’ outstanding common stock to Rayonier’s shareholders (the “Separation and Distribution”). It also sets forth other agreements that govern certain aspects of Rayonier’s ongoing relationship with Rayonier Advanced Materials after the completion of the Separation and Distribution. A summary of important features of the Separation and Distribution Agreement can be found in Rayonier Advanced Materials’ information statement, which was attached as Exhibit 99.1 to Amendment No. 4 to Rayonier Advanced Materials’ Registration Statement on Form 10 filed with the Securities and Exchange Commission on May 29, 2014, under the section entitled “Certain Relationships and Related Person Transactions-Separation Agreement,” which is incorporated by reference into this Item 1.01. The description of the Separation and Distribution Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation and Distribution Agreement attached hereto as Exhibit 2.1.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Directors
On May 27, 2014, the Board of Directors (“Board”) of Rayonier elected John A. Blumberg, Dod A. Fraser, Scott R. Jones, Blanche L. Lincoln and David L. Nunes to the Board effective upon the completion of the Separation and Distribution, which is anticipated to occur on June 27, 2014. Upon joining the Board, Mr. Blumberg will be appointed to the Compensation and Management Development Committee (“Compensation Committee”) and the Nominating and Corporate Governance Committee (“Nominating Committee”), Mr. Fraser will be appointed to the Audit Committee and the Compensation Committee, Mr. Jones will be appointed to the Audit Committee and Nominating Committee, and Ms. Lincoln will be appointed to the Audit Committee and the Nominating Committee.
The press release announcing the foregoing elections is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Upon completion of the Separation and Distribution and appointment of the new directors to the Board and respective committees, the new directors will receive a prorated cash retainer and restricted stock award at the current director compensation levels for service on the Board through the date of the next Rayonier annual shareholders meeting. The number of shares of restricted common stock of Rayonier that will be issued to the new directors will be determined based on the average of the volume weighted average per share price of Rayonier’s common stock trading on the New York Stock Exchange during each of the first ten full trading days immediately after the completion of the Separation and Distribution.
Special Stock Grant Agreement.
In connection with the Separation and Distribution, on May 27, 2014, the Board approved an agreement between Rayonier Advanced Materials and Paul G. Boynton in his capacity as President and Chief Executive Officer of Rayonier Advanced Materials following completion of the Separation and Distribution (the “Stock Agreement’). The Stock Agreement will become effective on the closing date of the Separation and Distribution (“Effective Date”), provided that the Stock Agreement will be null and void unless such Effective Date occurs on or prior to December 31, 2014. The Stock Agreement grants Mr. Boynton a restricted stock unit award under the Rayonier Advanced Materials Incentive Stock Plan that will vest and become payable upon Mr. Boynton’s continuous employment with Rayonier Advanced Materials through August 31, 2018, or an earlier date upon the occurrence of certain events (“Vesting Date”). Upon vesting, Mr. Boynton will be issued $4 million in shares of Rayonier Advanced Materials common stock, with the number of shares determined by applying the average closing price of a share of Rayonier Advanced Materials common stock on the New York Stock Exchange for the ten trading days preceding the Vesting Date, together with a cash payment equal to the value of dividends that would have been paid on a notional investment of the number of Rayonier Advanced Materials common shares granted to Mr. Boynton together with notional interest on such amount from the Effective Date (the “Award”). Mr. Boynton will forfeit the Award if he voluntarily terminates his employment with Rayonier Advanced Materials or if his employment is terminated by Rayonier Advanced Materials for cause, as defined in the Rayonier Advanced

Materials Executive Severance Pay Plan (“Severance Plan”), prior to the Vesting Date. Mr. Boynton will become immediately entitled to payment of the Award upon the occurrence of a change in control, as defined in the Severance Plan, on or prior to the Vesting Date or upon Rayonier Advanced Materials’ termination of Mr. Boynton’s employment other than for cause. The foregoing description of the Stock Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Certain statements in this Form 8-K and the press release incorporated herein by reference regarding anticipated financial, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Rayonier's and Rayonier Advanced Materials’ future events, developments or financial or operational performance or results, are "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward looking statements are identified by the use of words such as "may," "will," "should," "expect," "estimate," "believe," "intend,” "anticipate" and other similar language. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. While management believes that these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements.
Although Rayonier believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: uncertainties as to the timing of the spin-off and whether it will be completed, the possibility that various closing conditions for the spin-off may not be satisfied or waived, the expected tax treatment of the spin-off, the impact of the spin-off on the businesses of Rayonier and Rayonier Advanced Materials, the ability of both companies to meet debt service requirements, the availability and terms of financing and expectations of credit rating. Other important factors are described in Rayonier’s most recent Form 10-K and 10-Q reports on file with the Securities and Exchange Commission and in Rayonier Advanced Materials’ Form 10 that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document. Neither Rayonier nor Rayonier Advanced Materials assumes any obligation to update these statements except as is required by law.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Separation and Distribution Agreement, dated May 28, 2014 by and between Rayonier Inc. and Rayonier Advanced Materials Inc.*
10.1	Agreement between Rayonier Advanced Materials, Inc. and Paul G. Boynton regarding special stock grant, dated May 28, 2014.
99.1	Press Release, dated May 30, 2014.

* Certain schedules and similar attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Rayonier will furnish supplemental copies of any such schedules or attachments to the U.S. Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ MICHAEL R. HERMAN
Michael R. Herman
Senior Vice President and
General Counsel
May 30, 2014

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
2.1	Separation and Distribution Agreement, dated May 28, 2014 by and between Rayonier Inc. and Rayonier Advanced Materials Inc.*	Filed herewith.
10.1	Agreement between Rayonier Advanced Materials, Inc. and Paul G. Boynton regarding special stock grant, dated May 28, 2014.	Filed herewith.
99.1	Press Release, dated May 30, 2014.	Filed herewith.

* Certain schedules and similar attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Rayonier will furnish supplemental copies of any such schedules or attachments to the U.S. Securities and Exchange Commission upon request.

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